United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2024

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.       Material Modification to Rights of Security Holders.

On November 14, 2024 Pineapple Energy Inc. (the “Company”) filed articles of conversion with the Secretary of State of the State of Minnesota and filed a certificate of conversion with the Secretary of State of the State of Delaware changing its jurisdiction of incorporation from Minnesota to Delaware (the “Reincorporation”), as well as having filed a Certificate of Incorporation with the Secretary of State of the State of Delaware on this same date. In addition to the Reincorporation, the Company is also effectuating a change to its name from Pineapple Energy Inc. to SUNation Energy, Inc. (the “Name Change”), as reflected on the certificate of incorporation and bylaws, the forms of which are annexed hereto as Exhibits 3.1 and 3.2, respectively, which Name Change shall be effective November 19, 2024. Additionally, in conjunction with the Company’s Name Change, the Company has also determined to change the stock ticker symbol of its common stock, which trades on the Nasdaq Capital Market, from PEGY to SUNE, effective November 19, 2024.

The Reincorporation and Name Change was approved by security holders from whom proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Reincorporation, pursuant to the Delaware General Corporation Law (the “DGCL”), the Company has continued its existence under the DGCL as a corporation incorporated in the State of Delaware. The business, assets and liabilities of the Company and its subsidiaries on a consolidated basis, as well as its fiscal year, were the same immediately after the Reincorporation as they were immediately prior to the Reincorporation. In addition, the directors and executive officers of the Company immediately after the Reincorporation were the same individuals who were directors and executive officers, respectively, of the Company immediately prior to the Reincorporation. The other effects of the Reincorporation, including material differences between the corporation laws of Minnesota and Delaware, were previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 10, 2024.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information and description of the Reincorporation and Name Change set forth in Item 3.03 of this current report is incorporated by reference into this Item 5.03.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits:
Exhibit Number	Description
3.1	Certificate of Incorporation of SUNation Energy, Inc.
3.2	Bylaws of SUNation Energy, Inc.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Scott Maskin
Scott Maskin, Interim Chief Executive Officer

Date: November 19, 2024